Net Financial Result	12 Months Ended
Dec. 31, 2024
Net Financial Result [Abstract]
Net financial result
24	Net financial result

Financial revenue includes income generated by cash and cash equivalents, court deposits, and gains relating to the measurement of derivatives by fair value.

Interest income is recorded for all financial assets measured by amortized cost, adopting the effective interest rate, which corresponds to the discount rate of payments or future cash receivables over the estimated useful life of financial instrument – or shorter period, where applicable – to the net carrying amount of financial asset or liability.

Financial expenses substantially include all expenses generated by net debt and cost of sales of receivables during the fiscal year, the losses relating to the measurement of derivatives by fair value, the losses with sales of financial assets, financial charges over litigations, taxes, and interest expenses over financial leasing, as well as adjustments referring to discounts.

	For the year ended December 31,
	2024	2023	2022
Financial revenues
Cash and cash equivalents interest	118	123	152
Monetary correction (assets)	144	80	187
Revenue from anticipation of payables	54	42	40
Other financial revenues	8	36	15
Total financial revenues	324	281	394
Financial expenses
Cost of debt	(1,963)	(1,706)	(1,006)
Mark-to-market (loss) gain	(88)	(14)	110
Cost and discount of receivables	(133)	(119)	(97)
Monetary correction (liabilities)	5	(247)	(401)
Interest on leasing liabilities	(1,041)	(899)	(509)
Other financial expenses	(13)	(27)	(6)
Total financial expenses	(3,233)	(3,012)	(1,909)
	(2,909)	(2,731)	(1,515)